Appendix A

WELLS FARGO FUNDS TRUST

CLASS-LEVEL ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Class-Level Administration Fees listed below are calculated on the total net assets of each Class.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R4	0.08%
Class R6	0.03%
Absolute Return Fund	Class Level Admin. Fee
Class A, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Class R6	0.03%
Multi-Class Money Market Funds and Classes	Class Level Admin. Fee
Class A, Class B and Class C	0.22%
Administrator Class	0.10%
Institutional Class	0.08%
Premier Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class and Daily Class	0.22%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Class Level Admin. Fee
WealthBuilder unnamed Class	0.21%
Retail Class	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Single Class Fixed Income (Non-Money Market) Funds	Class Level Admin. Fee
Retail Class	0.16%
Administrator Class	0.10%
Institutional Class	0.08%
Single Class Money Market Funds	Class Level Admin. Fee
Retail Class	0.22%
Service Class	0.12%
Institutional Class	0.08%

Appendix A amended:  December 1, 2015

Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&BLarge Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
C&BMid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
California Municipal Money Market Fund Class A Administrator Class Institutional Class[1] Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund Class A Class C Administrator Class	0.16% 0.16% 0.10%
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.16% 0.08% 0.03% 0.10% 0.08%
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified International Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.22%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Income Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Income Plus Fund[2] Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Index Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.16% 0.16% 0.16% 0.10% 0.08% 0.03%
International Equity Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
InstrinsicWorld Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.16% 0.16% 0.10%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Money Market Fund Class A Class B Class C Daily Class Premier Class[3] Service Class	0.22% 0.22% 0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
Municipal Money Market Fund Class A Institutional Class[4] Service Class Sweep Class	0.22% 0.08% 0.12% 0.22%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class[5] Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.16% 0.16% 0.16% 0.08%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Real Return Fund Class A Class B Class C Administrator Class	0.16% 0.16% 0.16% 0.10%
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Small Cap Opportunities Fund Administrator Class Institutional Class	0.13% 0.13%
Small Cap Core Fund[6] Class A Class C Class R6 Adminstrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Specialized Technology Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.22% 0.08% 0.10% 0.12% 0.22%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Ultra Short-TermIncome Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Ultra Short-TermMunicipal Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
WealthBuilderConservative Allocation Portfolio	0.21%
WealthBuilderEquity Portfolio	0.21%
WealthBuilderGrowth Allocation Portfolio	0.21%
WealthBuilderGrowth Balanced Portfolio	0.21%
WealthBuilderModerate Balanced Portfolio	0.21%
WealthBuilderTactical Equity Portfolio	0.21%
Wisconsin Tax-Free Fund Class A Class C	0.16% 0.16%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%

Schedule A to Appendix A amended:  December 1, 2015

The foregoing fee schedule is agreed to as of December 1, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

  C. David Messman

  Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President

  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the California Municipal Money Market Fund to the Premier Class, effective April 1, 2016.
  On November 18, 2015 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Income Plus Fund to the Core Plus Bond Fund effective on or about February 1, 2016.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the addition of the Premier Class to the Money Market Fund, effective April 1, 2016.

On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the Municipal Money Market Fund to the Premier Class, effective April 1, 2016.

  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the National Tax-Free Money Market Fund to the Premier Class, effective April 1, 2016.
  On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund.  Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.